UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 13, 2025
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Address of Principal Executive Offices)
(866) 846-4660
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange
7.950% Senior Notes due 2053	FGN	New York Stock Exchange
7.300% Junior Subordinated Notes due 2065	FGSN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.
7.300% Junior Subordinated Notes due 2065
On January 13, 2025, F&G Annuities & Life, Inc., a Delaware corporation (“F&G”), completed the public offering (the “Notes Offering”) of $375 million aggregate principal amount of its 7.300% Junior Subordinated Notes due 2065 (the “Notes”). The Notes were registered pursuant to F&G’s registration statement on Form S-3ASR (File No. 333-282432) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2024 and were offered to the public pursuant to the prospectus supplement, dated January 6, 2025, to the prospectus, dated October 1, 2024, which forms a part of the Registration Statement.
F&G intends to use the net proceeds from the offering of the Notes for general corporate purposes, including the repurchase, redemption or repayment at maturity of outstanding indebtedness.
In connection with the offering of the Notes, F&G entered into an underwriting agreement, dated January 6, 2025 (the “Underwriting Agreement”), among F&G and Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein. A copy of the Underwriting Agreement was filed with the SEC as Exhibit 1.1 to F&G’s Current Report on Form 8-K filed on January 7, 2025 and is incorporated by reference herein.
Indenture
The Notes were issued pursuant to an indenture, dated as of January 13, 2025 (the “Base Indenture”), between F&G and Citibank, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of January 13, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between F&G and the Trustee. The Notes are the junior, unsecured, subordinated obligations of F&G. The Notes will bear interest at a rate equal to 7.300% per year, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2025. The Notes will mature on January 15, 2065, unless earlier repurchased or redeemed.
So long as no Event of Default, as defined in the Indenture, has occurred and is continuing, F&G will have the right to defer the interest payable on the Notes for one or more periods of up to five consecutive years. F&G cannot defer interest payments beyond the maturity date of the Notes, any earlier accelerated maturity date arising from an Event of Default or any other earlier redemption in full of the Notes. During any such optional interest deferral periods, interest will continue to accrue on the Notes at a rate of 7.300% per annum, compounded on each subsequent interest payment date, until paid. There is no limit on the number of such optional interest deferral periods that may occur.
At any time on or after January 15, 2030, F&G will have the right to redeem the Notes at its option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.
Upon a Tax Event, as defined in the Indenture, with respect to the Notes, F&G will have the right to redeem the Notes at its option, in whole but not in part at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.
Upon a Regulatory Capital Event, as defined in the Indenture, with respect to the Notes, F&G will have the right to redeem the Notes at its option, in whole but not in part at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.
Upon a Rating Agency Event, as defined in the Indenture, with respect to the Notes, F&G will have the right to redeem the Notes at its option, in whole but not in part at a redemption price equal to 102% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The foregoing summaries of the Indenture and the Notes in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full and complete texts of the Base Indenture, the Supplemental Indenture and the Notes, respectively, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated by reference herein.
Forward-Looking Statements
This report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are not related to present facts or current conditions or that are not historical facts, as well as statements that address activities, events, or developments that F&G anticipates will or may occur in the future, including, but not limited to, such things as the anticipated timing and closing of the Notes Offering and other such matters. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “predict,” “project,” “seek,” “outlook,” “future,” “will,” “would,” “should,” “could,” “may,” “can have,” “likely” and similar terms. Forward-looking statements include statements based on management’s current expectations and assumptions about future events. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are beyond F&G’s control, that could cause actual results to differ materially from those in or implied by the forward-looking statements. Factors that may cause such differences include the risks and uncertainties described in F&G’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, F&G’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 and the other reports and filings F&G makes with the SEC. These forward-looking statements speak only as of the date of this report. F&G disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, changes in assumptions or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
4.1	Indenture, dated as of January 13, 2025, between F&G Annuities & Life, Inc. and Citibank, N.A., as trustee.
4.2
First Supplemental Indenture relating to F&G Annuities & Life, Inc.’s 7.300% junior subordinated notes due 2065, dated as of January 13, 2025, between F&G Annuities & Life, Inc. and Citibank, N.A., as trustee.

4.3	Form of F&G Annuities & Life, Inc.’s 7.300% junior subordinated notes due 2065 (included in Exhibit 4.2).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: January 13, 2025	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary